                                                                      EXHIBIT 24




                             MYERS INDUSTRIES, INC.
                            LIMITED POWER OF ATTORNEY
                       REGISTRATION STATEMENTS ON FORM S-8




         The undersigned directors and officers of Myers Industries, Inc. (the "Company") hereby constitute and appoint Gregory J. Stodnick, and/or Kevin C. O'Neil, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file under the Securities Act of 1933 a Registration Statement on Form S-8 to register certain shares of the Company's Common Stock, and any and all amendments and exhibits to the foregoing Registration Statement and any and all applications or other documents to be filed with the Securities and Exchange Commission, the American Stock Exchange and any state securities agencies pertaining to such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said directors and officers, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

         Effective the 28th day of October, 1999, unless otherwise indicated below.

Name                                                 Title
----                                                 -----

/s/ Gregory J. Stodnick                              Vice President - Finance and Chief Financial Officer
------------------------------------                 (Principal Financial and Accounting Officer)
Gregory J. Stodnick

/s/ Stephen E. Myers                                 President, Chief Executive Officer and Director
------------------------------------                 (Principal  Executive Officer)
Stephen E. Myers

/s/ Keith A. Brown                                   Director
------------------------------------
Keith A. Brown

/s/Karl S. Hay                                       Director
------------------------------------
Karl S. Hay

/s/ Richard P. Johnston                              Director
------------------------------------
Richard P. Johnston

/s/ Richard L. Osborne                               Director
------------------------------------
Richard L. Osborne

/s/ Jon H. Outcalt                                   Director
------------------------------------
Jon H. Outcalt

/s/ Samuel Salem                                     Director
------------------------------------
Samuel Salem

/s/ Edwin P. Schrank                                 Director
------------------------------------
Edwin P. Schrank

/s/ Milton I. Wiskind                                Director
------------------------------------
Milton I. Wiskind